SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): August 15, 2002


                               COMDIAL CORPORATION
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             (Exact name of registrant as specified in its charter)




         Delaware                     0-9023                   94-2443673
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)





           106 Cattlemen Road
            Sarasota, Florida                               34232
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 (Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code:         (941) 554-5000
                                                            --------------

Item 5.           Other Events.

         As previously disclosed in our Current Reports on Form 8-K dated June 21, 2002 and July 12, 2002, Comdial Corporation (the "Company" or "Comdial") conducted closings on its private placement of 7% senior subordinated secured convertible promissory notes (each a "Bridge Note" and collectively the "Bridge Notes") in the aggregate principal amount of $3,000,000.00 pursuant to Subscription Agreements which provide for up to $4 million of bridge financing to the Company (the "Bridge Financing").

         On August 15, 2002, the Company closed on an additional $475,000 of Bridge Notes. This sale brings the total raised to date from the Bridge Financing to $3,475,000.00. Proceeds from this sale will be used for working capital and product development and delivery.

         The holders of the Bridge Notes are eligible to convert 13.33% of the principal amount of the Bridge Note into shares of Common Stock at a conversion price of $0.01 per share.

         Pursuant to the terms of the previously disclosed advisory agreement between the Company and Commonwealth Associates, LP ("Commonwealth"), and as a result of the most recent closing of the Bridge Notes, the Company issued additional warrants to Commonwealth to acquire 242,017 shares of Common Stock at an exercise price of $0.01 per share ("Advisory Warrants").

         On August 23, 2002, the Company reached a settlement of a lawsuit that was filed against the Company on August 12, 2002 by Rates Technology Inc. in the federal district court for the Eastern District of New York. The suit had alleged patent infringement and breach of contract and had claimed damages of at least $4.5 million in the patent claim (plus treble damages) and at least $1 million in the breach of contract claim. The settlement included payment of an undisclosed amount by the Company and general releases in favor of both parties.

         On August 26, 2002, at the Company's special meeting of stockholders, the Company received stockholder approval for all of the proposals presented. Of a total of 27,041,434 outstanding shares of common stock of the Company as of the record date of July 19, 2002, 25,351,813 shares (93.7% of the number outstanding) were represented at the meeting by proxy, including 281,271 shares that were voted by proxies submitted by stockholders at the meeting. 1,689,621 shares were not represented at the meeting.

         The shares voted regarding Proposal No. 1, to approve an amendment to the Company's Restated Certificate of Incorporation authorizing the issuance of up to 150 million shares of common stock (from 30 million under the prior authorization) were as follows:

               For                         23,945,995
               Against                      1,381,762
               Abstain                         24,056
               Broker non-votes                     -

         Proposal No. 2, to approve an amendment to the Company's Restated Certificate of Incorporation authorizing the Board of Directors of the Company to effect a reverse stock split in the ratio of one-for-five (1:5), one-for-seven (1:7), one-for-ten (1:10) or one-for-fifteen (1:15), was also passed. Each of the foregoing ratios was presented as a separate proposal and voted on separately as items 2a, 2b, 2c and 2d, respectively. In addition, item 2e proposed authorization for the Board to abandon any reverse stock split if warranted in the Board's discretion. The shares voted regarding Proposal No. 2 were as follows:


                                        2a               2b                2c               2d                2e
   For                              24,522,525       24,446,317        24,560,006       24,460,987        24,732,266
   Against                             603,184          667,393           615,900          436,726           446,494
   Abstain                             160,425          174,424           172,907          172,829           107,434
   Broker non-votes                          -                -                 -                -                 -


         The shares voted regarding Proposal No. 3, to approve an amendment to the Company's Restated Certificate of Incorporation permitting stockholder action to be taken by written consent without a meeting were as follows:

               For                         19,907,524
               Against                        455,941
               Abstain                        254,350
               Broker non-votes             4,733,998


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


         The shares voted regarding Proposal No. 4, to approve an amendment to the Company's Restated Certificate of Incorporation providing for approval by majority vote of all actions submitted to stockholders other than the election of directors, which requires a plurality under Delaware law were as follows:

               For                         20,030,824
               Against                        558,048
               Abstain                         28,493
               Broker non-votes             4,733,998

         The shares voted regarding Proposal No. 5, to approve the adoption of the Company's proposed 2002 Employee and Non-Employee Director Stock Incentive Plan were as follows:

               For                         18,937,607
               Against                      1,644,301
               Abstain                         35,907
               Broker non-votes             4,733,998

         The shares voted regarding Proposal No. 6, to ratify the Company's bridge financing private placement that was initially closed on June 21, 2002 were as follows:

               For                         19,464,634
               Against                      1,093,565
               Abstain                         59,616
               Broker non-votes             4,733,998


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


FORWARD-LOOKING STATEMENTS

This Form 8-K contains statements that may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including Comdial Corporation's ability to obtain additional funding for its business, the illiquidity caused by the delisting of its stock from the Nasdaq SmallCap Market and its ability to obtain a listing on NASD's OTC-BB, Nasdaq or another national exchange, the risks associated with the outsourcing of its manufacturing requirements, including international risk factors, its ability to meets its obligations to its suppliers and its lenders, its ability to achieve its operational goals and to generate positive cash flow, any unfavorable outcomes of pending disputes or litigation and the various other factors set forth from time to time in Comdial's filings with the SEC, including but not limited to Comdial's most recent Form 10-K and 10-Q. Comdial Corporation undertakes no obligation to publicly update or revise the forward-looking statements made in this press release to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.


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


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               COMDIAL CORPORATION



                               By:/s/Paul K. Suijk
                                  -------------------------------------------
                                  Paul K. Suijk Senior Vice President
                                  and Chief Financial Officer



Dated:  August 27, 2002


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